Exhibit 10.40

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                                                                Exhibit "A"

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OTHER THAN THOSE OF THE STATE OF NEW YORK, AND IT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS IT HAS BEEN SO REGISTERED OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL WHICH IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION HEREOF FOR PURPOSES OF TRANSFER IS NOT REQUIRED UNDER THE ACT OR THE SECURITIES LAWS OF ANY STATE.

                             STANDARD FUNDING CORP.
                    10.95% SENIOR SUBORDINATED NOTE DUE 2003

No. 3831-07                                                          $150,000.00

      Standard Funding Corp., a New York corporation (herein called the "Company", which terms include any successor corporation or other entity under this Note), for value received, hereby promises to pay to RISHA SOHN, or registered assigns, the principal sum of One hundred fifty thousand dollars ($150,000) on 12/31, 2003, and to pay interest thereon from the date of original issuance hereof, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, based on a 365-day year, semi-annually on June 30 and December 31 in each year commencing December 31, 1998, at a rate of 10.95% per annum, until the principal hereof is paid or made available for payment.

      The Company shall have the right to prepay the indebtedness evidenced by this Note, in whole or part, provided that (i) at the time of such prepayment there is no default under this Note; (ii) any prepayment in part be in even multiples of $10,000.00; and (iii) the amount of any prepayment made prior to the third anniversary of the issuance of this Note be equal to (a) 103% of the principal prepaid if such prepayment is made prior to the first anniversary of the issuance of this Note, or (b) 102% of the principal prepaid if such prepayment is made after the first anniversary but prior to the second anniversary of the issuance of this Note, or (c) 101% of the principal prepaid if such prepayment is made after the second anniversary but prior to the third anniversary of the issuance of this Note.

      The payment of principal and interest on this Note is expressly subordinated in right of payment to the prior payment in full of all of the Company's obligations and liabilities for money borrowed, whether outstanding on the date hereof or hereafter incurred, which are not by their terms expressly subordinate and junior in right to payment of principal and interest and premium, if any, to this Note ("Superior Indebtedness"). Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company, or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, an assignment for the benefit of

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creditors or any marshalling of the Company's assets or liabilities, the holders of the Superior Indebtedness shall be entitled to receive payment in full of all obligations due in respect of such Superior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the applicable Superior Indebtedness) before the holder(s) of this Note shall be entitled to receive any payment with respect to this Note.

      No payment may be made upon or with respect to this Note if (i) a default in the payment of the principal of, or premium or interest on, any Superior Indebtedness occurs and is continuing beyond any applicable period of grace, or
(ii) any other default occurs and is continuing with respect to any Superior Indebtedness that permits the holders of such Superior Indebtedness to accelerate its maturity and the Company receives a notice of such default (a "Default Notice") from any holder or holders thereof, Payments with respect to the Notes may and shall be resumed (a) in case of a default in payment, upon the date on which such default is cured or waived, and (b) in the case of a default other than in payment, the earlier of the date on which such default is cured or waived or 182 days after the date on which the applicable Default Notice is received, unless the maturity of any Superior Indebtedness has been accelerated.

      This Senior Subordinated Note has been issued by the Company and is on a parity and equality in all respects with other Senior Subordinated Notes issued and hereafter issued, except with respect to maturity and rate of interest of such Senior Subordinated Notes. The holder of this Note by accepting the same, agrees that while any Senior and/or Superior Indebtedness, including Senior Subordinated Notes is outstanding, he will not make any demands for payment of the principal of the debt evidenced hereby, or bring or maintain any action to enforce payment of the principal of this Note; however, nothing contained herein shall prevent the Company from paying the principal on the Note at maturity hereof, provided the Company is not in default in payment of Superior Indebtedness.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its seal.

                                       STANDARD FUNDING CORP.


                                       By: /s/ Alan J. Karp
                                           --------------------------
                                           Alan J. Karp
                                           President

                                           Dated: July 16, 1998


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